                          Securities and Exchange Commission
                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   AUGUST 31, 1998


                         BROTHERS GOURMET COFFEES, INC.
                   ------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)


       Delaware                        0-23024                   52-1681708
 ------------------------------------------------------------------------------
(State or Other Juris-             (Commission File            (IRS Employer
diction of Incorporation)               Number)              Identification No.)

       2255 Glades Road
         Suite 100E
      Boca Raton, Florida                                          33431
 ------------------------------------------------------------------------------
     (Address of Principal                                       (Zip Code)
       Executive Offices)


                                 (561) 995-2600
                  --------------------------------------------------
                 (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
             -----------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

On August 31, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press releases announces that (1) on Friday, August 28, 1998, NASDAQ Stock Market, Inc., informed the Company that its securities would be delisted from the NASDAQ National Market, effective as of the close of business on Friday, August 28, 1998, and (2) in light of its Chapter 11 filing on Thursday, August 27, 1998, the Company does not intend to appeal NASDAQ's decision.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1 Press release issued Monday, August 31, 1998, by the Registrant announcing the delisting of its securities from the NASDAQ National Market, effective at the close of business on Friday, August 28, 1998, and the Company's intention not to appeal NASDAQ's decision.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BROTHERS GOURMET COFFEES, INC.
                                           (Registrant)


                                   /s/  Barry Bilmes
                                   -------------------------------------
Date:  August 31, 1998             By:    Barry Bilmes
                                   Title: Vice President Finance and
                                          Administration